SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                               August 12, 2004
                  ------------------------------------------
               Date of Report (Date of earliest event reported)

                         Oil-Dri Corporation of America
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware                0-8675              36-2048898
       ----------------------   ------------------     ----------------
          (State or other       (Commission File        (IRS Employer
          jurisdiction of            Number)          Identification No.)
          incorporation)



                   410 North Michigan Avenue
                          Suite 400
                      Chicago, Illinois              60611-4213
                 -----------------------------       -----------
                    (Address of principal            (Zip Code)
                      executive offices)


                                (312) 321-1515
                   ------------------------------------------
                        Registrant's telephone number

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On August 12, 2004, Oil-Dri Corporation of America issued the press release attached as Exhibit 99 (and incorporated herein by this reference), announcing the settlement of previously disclosed patent infringement litigation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits: The following document is attached as an exhibit to this report:

Exhibit
NUMBER               DESCRIPTION

99    Press Release dated August 12, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /S/  CHARLES P. BRISSMAN
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date: August 13, 2004

      RELEASE:  Immediate                 CONTACT:  Ronda J Williams
                                                    312-706-3232

        OIL-DRI ANNOUNCES PATENT LICENSING AGREEMENT FOR SCOOPABLE CAT LITTER
                   IN SETTLEMENT OF PATENT INFRINGEMENT LITIGATION


      CHICAGO -August 12, 2004 - Oil-Dri Corporation of America (NYSE: ODC) today announced the settlement and dismissal of previously disclosed patent infringement litigation brought by PSN Illinois LLC against Oil-Dri. Under the terms of the settlement, the plaintiff has granted Oil-Dri paid-up licenses of the two patents involved in the litigation as well as a third patent owned by the plaintiff.

      Daniel Jaffee, President and CEO stated, "The claims covered by these patents, when combined with the claims covered by our previously owned/licensed patents, give Oil-Dri the right to manufacture and market a full array of scoopable cat litters. The products covered under these patents include Cat's Pride(R) scoopable litter, which is the #1 selling non-sodium bentonite scoopable litter in the United States. This brand is well positioned to target that segment of the category, which values hard clumps and easy removal (including flushability). We are pleased with the terms of the settlement."

      The Company expects the one-time earnings effect of the settlement to be approximately $0.16 per share, which reflects pre-tax settlement costs of $1,250,000. All of the settlement and defense costs of the litigation will be reflected in the fourth quarter ended July 31, 2004 and will have no negative impact on future earnings.

      Earnings for fiscal year 2004 and earnings estimates for fiscal year 2005 will be released on September 22, 2004.

                                         ###

===============================================================================


      OIL-DRI CORPORATION OF AMERICA IS THE WORLD'S LARGEST MANUFACTURER OF CAT LITTER AND A LEADING SUPPLIER OF SPECIALTY SORBENT PRODUCTS FOR INDUSTRIAL, AUTOMOTIVE, AGRICULTURAL, HORTICULTURAL AND SPECIALTY MARKETS.

      THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S EXPECTED PERFORMANCE FOR FUTURE PERIODS, AND ACTUAL RESULTS FOR SUCH PERIODS MIGHT MATERIALLY DIFFER. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, COMPETITIVE FACTORS IN THE CONSUMER MARKET; THE LEVEL OF SUCCESS IN IMPLEMENTATION OF PRICE INCREASES AND SURCHARGES; CHANGES IN OVERALL AGRICULTURAL DEMAND; INCREASING REGULATION OF THE FOOD CHAIN; CHANGES IN THE MARKET CONDITIONS, THE OVERALL ECONOMY, ENERGY PRICES, AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S ANNUAL REPORT AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.